UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  July 29, 2004
                            -------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
 -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Virginia                  000-49929                82-0545425
-------------------------     -----------------       ------------------
     (State or other             (Commission             (IRS Employer
      jurisdiction              File Number)            Identification No.)
    of incorporation)



              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
   (Address, including zip code, of registrant's principal executive offices)



                                 (703) 871-2100
-----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                       n/a
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

                                Explanatory Note

This Form 8-K/A amends the Form 8-K originally furnished to the Securities and Exchange Commission on July 30, 2004 which incorrectly furnished information pursuant to Items 7 and 9, rather than Item 12. Additionally, errors were corrected to show Accumulated other comprehensive income as ($96 thousand) and Retained earnings as $8,566 thousand. These were previously inadvertently stated as being $1,454 thousand and $7,016 thousand, respectively. Because Total shareholders' equity did not change, management believes these corrections to be immaterial.

Item 12.  Results of Operations and Financial Condition.

On July-29, 2004, Access National Corporation released its unaudited financial results today for the quarter ended June 30, 2004. A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.

The information in this Form 8-K, and Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ACCESS NATIONAL CORPORATION
                                                       (Registrant)



Date: August 4, 2004                           By: /s/ Michael W. Clarke
      --------------                           -----------------------------
                                               Name: Michael W. Clarke
                                               Title: President &
                                                      Chief Executive Officer